UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 18, 2007

Strategic Resources Ltd.
(Exact name of registrant as specified in its charter)

Nevada	000-50660	98-0372619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1942 Broadway, Suite 216, Boulder, Colorado 80302
(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 323-1927

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 Other Events.

On June 18, 2007, we issued a press release announcing the results from surface sampling taken at our recently acquired San Sebastian Uranium Mine in Argentina. Four surface samples were recently taken by our consulting geologists from areas of previous workings at the mine. Assays were performed at the Argentine National Commission of Atomic Energy (C.N.E.A.), the official laboratory of the Argentine government, using ICP analysis. The four samples returned results of 0.165%, 0.150%, 0.148% and 0.070% U3O8, respectively. The mine consists of over 70 hectares of historic mining rights in La Rioja Province in Northwestern Argentina, in close proximity with Strategic’s 4,500-hectare Cuesta de Miranda and 6,000-hectare Cuesta de Miranda I claims. The property covers historic mining operations and prospective geology for additional production in uranium.

A copy of our June 18, 2007 press release announcing the results of our surface samples is attached as Exhibit 99.1 to this Current Report.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Document

99.1	Press Release dated June 18, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC RESOURCES LTD.

By:	/s/ John Anderson
John Anderson
President, Chief Executive Officer, Secretary, Treasurer, and Director
Date: June 18, 2007